Principal Variable Contracts Funds, Inc.

Supplement dated February 15, 2019
to the Prospectus dated May 1, 2018
(as supplemented on June 18, 2018, July 13, 2018, September 17, 2018, October 9, 2018 and December 17, 2018)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL EMERGING MARKETS ACCOUNT
In the Management section, under Investment Advisor and Portfolio Managers, delete reference to Mohammed Zaidi.

MANAGEMENT OF THE FUND
In The Manager and Advisor section, under Advisor: Principal Global Investors, LLC, delete references to Mohammed Zaidi.